SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 11, 1996


                           Lafayette Industries, Inc.
               (Exact name of Registrant as specified in charter)


    Delaware                         0-25348                   11-3190678
   (State of                   (Commission File No.)         (IRS Employer
 organization)                                              Identification No.)


                              140 Hindsdale Street
                            Brooklyn, New York 11207
                    (Address of principal executive offices)

                                 (718) 346-3099
                         (Registrant's telephone number)


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Item 5.  Other Events.

         On December 11, 1996, Lafayette Industries, Inc. issued the press release attached hereto as Exhibit 99.1, announcing that it had entered into a letter of intent to acquire New York based SES Holdings, Inc., subject to a definitive purchase agreement. SES is the owner of several high-tech manufacturing companies including one which designs and manufactures bill-paying kiosks and consumer-interactive vending machines.



Item 7.  Financial Statements and Exhibits

(C)  Exhibits

    The following exhibits are filed as part of this Current Report on Form 8-K:

EX-99.1           Press Release From Lafayette Industries, Inc.
                  (December 11, 1996)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Lafayette Industries, Inc.




                                                 By:/s/ Robert L. Jessen
                                                        Robert L. Jessen
                                                        Chief Executive Officer
Dated:  December 19, 1996

                                    EXHIBITS

Exhibit Number and Description

         EX-99.1  Press Release From Lafayette Industries,
                  Inc. (December 11, 1996)